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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  April 26, 2005
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                   A.C. Moore Arts & Crafts, Inc.

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       (Exact Name of Registrant as Specified in Its Charter)

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
               Pennsylvania                                    000-23157                             22-3527763
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(State or other jurisdiction of incorporation)         (Commission File Number)             (IRS Employer Identification No.)



      130 A.C. Moore Drive, Berlin, NJ                                                          08009
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         (Address of principal executive offices)                                             (Zip Code)
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Registrant's telephone number, including area code  (856) 768-4930
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                             Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE.


         Mr. Leslie H. Gordon, Executive Vice President and Chief Financial Officer of the Company, has advised the Company that on April 26, 2005, he terminated his written plan dated November 9, 2004 with Adams Harkness, Inc. which was adopted in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  A.C. MOORE ARTS & CRAFTS, INC.



Date:  April 28, 2005             By:  /s/ Leslie H. Gordon
                                      -----------------------------------------
                                       Name:  Leslie H. Gordon
                                       Title:    Executive Vice President and
                                                    Chief Financial Officer